UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Soliciting Material Pursuant to Section 240.14a-12

CHANTICLEER HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

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CHANTICLEER HOLDINGS, INC.

7621 Little Avenue, Suite 414, Charlotte, North Carolina 28226

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON December 20, 2019

Dear Stockholder:

Notice is hereby given that the 2019 Annual Meeting of Stockholders of Chanticleer Holdings, Inc. (“we”, “us”, “Chanticleer” or the “company”), will be held at 10:00 a.m. Eastern Time on Friday, December 20, 2019 at the company’s principal executive offices, 7621 Little Avenue, Suite 414, Charlotte, North Carolina 28226, to conduct the following items of business:

1.	To elect Michael D. Pruitt, Neil C. Kiefer, Keith J. Johnson, J. Eric Wagoner, Frederick L. Glick, and Russell J. Page to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification;

2. 3.

Whether to approve, on an advisory basis, the compensation of our Named Executive Officers (as defined in the Proxy Statement), (the say-on-pay proposal);

To vote, on an advisory basis, on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers, (the say-on-frequency proposal);

4.	To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

All of the above matters are more fully described in the accompanying Proxy Statement.

All holders of record of our common stock as of 5:00 p.m. EDT on November 13, 2019, the record date, are entitled to notice of and to vote at this meeting and any adjournments or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during the ten days prior to the Annual Meeting, during ordinary business hours, at Chanticleer Holdings’ principal offices as well as at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy card.

Whether or not you plan to attend the Annual Meeting, please cast your vote as instructed under “Voting Procedures” in the Proxy Statement as promptly as possible. You may vote over the Internet or by telephone as instructed on the Notice or by mailing in your paper proxy card if you received one. If you did not receive a paper proxy card, you may request a paper proxy card to submit your vote by mail, if you prefer.

By Order of the Board of Directors,

/s/ Michael D. Pruitt
Michael D. Pruitt
Chairman, President and Chief Executive Officer

Charlotte, North Carolina	November 18, 2019

Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope or vote by telephone or online following the instructions on the proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders
to be held on December 20, 2019

The Proxy Statement and Annual Report on Form 10-K and amendment on Form 10-K/A, for the year ended December 31, 2018 are available on the Internet at www.onlineproxyvote.com/BURG

CHANTICLEER HOLDINGS, INC.

7621 Little Avenue, Suite 414

Charlotte, NC 28226

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO

BE HELD ON December 20, 2019

PROCEDURAL INFORMATION

Where and when is the Annual Meeting? Our Annual Meeting will be held at 10:00 a.m. Eastern Time on Friday, December 20, 2019 at the company’s principal executive offices, 7621 Little Avenue, Suite 414, Charlotte, North Carolina 28226.

Why did I receive these materials? You received this Proxy Statement because you held shares of our common stock on November 13, 2019, the record date fixed by our Board, and you are entitled to vote at the Annual Meeting. This Proxy Statement and a copy of our Annual Report on form 10-K and amendment on Form 10-K/A (collectively referred to herein as the “Annual Report”) will be mailed on or about November 15, 2019. Although the Proxy Statement and Annual Report are being mailed together, the Annual Report is not incorporated into, and should not be deemed part of, this Proxy Statement.

Who can attend the Annual Meeting? Only stockholders as of the record date, their authorized representatives, and invited guests will be able to attend the Annual Meeting.

Who is entitled to vote? Only holders of record of our common stock at the close of business on November 13, 2019, the record date, are entitled to vote at the Annual Meeting. Each share is entitled to vote on each matter properly brought before the meeting. As of the record date, there were 10,253,545 shares of our common stock outstanding.

What items will be voted upon at the Annual Meeting? At the Annual Meeting, stockholders will be asked to vote on four proposals and to transact any business that properly comes before the Annual Meeting or any adjournments or postponements thereof. The Board does not currently know of any other matters that may be brought before the meeting for a vote. However, if any other matters are properly presented for action, it is the intention of the persons named on the proxy card to vote on them according to their best judgment.

Who are the proxies? The Board has appointed Michael D. Pruitt, our Chief Executive Officer and Chairman, and Patrick Harkleroad, our Chief Financial Officer, to serve as proxies at the Annual Meeting. When you fill out your proxy card and return it, or if you vote electronically, you will be giving the proxies your instruction on how to vote your shares at the Annual Meeting.

How do I vote if I am a registered stockholder? You may vote in person, electronically via the Internet, or by proxy. Proxies are solicited to give all stockholders who are entitled to vote on the matters that come before the meeting the opportunity to do so whether or not they attend the meeting in person. If you are a registered holder, you can vote your proxy card by mail, electronically via the Internet www.onlineproxyvote.com/BURG, or in person at the Annual Meeting. If you choose to vote by mail, mark your proxy card enclosed with this Proxy Statement, date and sign it, and mail it in the postage-paid envelope. If you wish to vote in person, you can vote the proxy card in person at the Annual Meeting. Signing and returning a proxy will not prevent you from voting in person at the meeting. Votes submitted by mail, telephone, or via the Internet must be received by 4:00 p.m., Eastern Time, on December 19, 2019. Submitting your vote by mail, telephone, or via the Internet will not affect your right to vote in person should you decide to attend the Annual Meeting.

How do I vote electronically? If you are a registered stockholder, you may vote electronically via the Internet at www.onlineproxyvote.com/BURG. Please review the voting instructions on the proxy card.

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How do I specify how I want my shares voted? If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the Board in the Proxy Statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote, it will be voted according to the recommendation of the Board on that proposal.

How do I vote if I am a beneficial stockholder? If you are a beneficial stockholder, you have the right to direct your broker or nominee on how to vote your shares. You should complete a voting instruction card which your broker or nominee is obligated to provide to you. If you wish to vote in person at the meeting, you must first obtain from the record holder a proxy card issued in your name. You may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from your bank or brokerage firm that holds your shares.

What is the Board’s voting recommendation? For the reasons set forth in more detail later in the Proxy Statement, the Board unanimously recommends a vote FOR the election of all nominees for director proposed by our Board (Proposal No. 1) and FOR the selection of Cherry Bekaert LLP as the company’s independent registered public accounting firm (Proposal No. 4). The Board unanimously recommends a vote FOR the say-on-pay proposal (Proposal No. 2). The Board unanimously recommends a vote for THREE YEARS for the say-on-frequency proposal (Proposal No. 3). The Board unanimously ratified the selection of Cherry Bekaert LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal No. 4) which selection was made by the company’s audit committee.

Who will solicit proxies on behalf of the Board? The company has retained Securities Transfer Corporation, our transfer agent, who may solicit proxies on the Board’s behalf. The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, Internet and personal solicitation by our directors, director nominees and certain of our executive officers and other employees (who will receive no additional compensation for such solicitation activities), or by Securities Transfer Corporation. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.

Who will pay for the costs involved in the solicitation of proxies? The entire cost of soliciting proxies on behalf of the Board, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders by, or on behalf of, Chanticleer, will be borne by Chanticleer. Copies of Chanticleer’s solicitation material will be furnished to banks, brokerage houses, dealers, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, together with our 2018 Annual Report to beneficial owners. In addition, if asked, the company will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.

Where can I find the voting results of the Annual Meeting? The preliminary voting results will be announced at the Annual Meeting. The final voting results will be reported in a Current Report on Form 8-K, which will be filed with the SEC within four business days after the Annual Meeting. If our final voting results are not available within four business days of the Annual Meeting, we will file a Current Report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.

Who can answer my questions? Your vote at this year’s Annual Meeting is important, no matter how many or how few shares you own. Please sign and date the enclosed proxy card or voting instruction form and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have any questions or require assistance in submitting a proxy for your shares, please call Securities Transfer Corporation, our transfer agent assisting us in the solicitation of proxies: Chanticleer@stctransfer.com; Securities Transfer Corporation, Attention Stephanie Zhang, (469) 633-010.

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How can I obtain additional copies of these materials or copies of other documents? Complete copies of this Proxy Statement and 2018 Annual Report are also available at: www.onlineproxyvote.com/BURG.

You may also contact Securities Transfer Corporation for additional copies. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

How can I provide my comments to the company? We urge you to let us know your comments about the company or to bring a particular matter to our attention by writing directly to us at Chanticleer Holdings, Inc., 7621 Little Avenue, Suite 414, Charlotte, North Carolina 28226, attention: Patrick Harkleroad, Chief Financial Officer.

How many votes are needed to have the proposals pass? With respect to Proposal 1, the election of directors, assuming a quorum is present, the affirmative vote of a majority of the votes present and entitled to vote (in person or represented by proxy) at the Annual Meeting is required to elect each nominee. If any of the incumbent director nominees does not receive a majority vote, under Delaware law he or she will continue to serve on the Board until a successor is elected. Proposal Nos. 2 and 3 are advisory votes only, and, therefore, not binding on us, our Board or our Compensation Committee. Notwithstanding the advisory nature of Proposal No. 2, the say-on-pay resolution will be deemed approved and passed on an advisory basis with the affirmative vote of a majority of the votes present and entitled to vote at the Annual Meeting. If a majority of votes present and entitled to vote is cast in favor of an interval other than three years on Proposal No. 3, the Board and the Compensation Committee intend to evaluate the frequency with which an advisory say-on-pay vote will be submitted to stockholders in the future. The affirmative vote of the majority of the votes present and entitled to vote at the Annual Meeting is required to approve Proposal No. 4.

How are the votes counted? You will have one vote for each share of our common stock that you owned on the record date. If the proxy card is properly executed and returned prior to the Annual Meeting, the shares of common stock it represents will be voted as you instruct on the proxy card. If a proxy card is unmarked, or if you indicate no vote, the shares of common stock it represents will be voted FOR Proposal No. 1, the election of directors recommended by the Board, FOR Proposal No. 2, say-on-pay, THREE YEARS on Proposal No. 3 say-on frequency, and FOR Proposal No. 4, ratification of the appointment of Cherry Bekaert LLP as the company’s independent registered public accounting firm. Broker non-votes will have no effect Proposals 1-3 because they are not “entitled to vote” on these matters. Abstentions have the same effect as a vote “AGAINST” proposals requiring a vote of the majority of shares present and entitled to vote because an abstention represents a share entitled to vote and thus is included in the denominator. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with each proposal.

No Cumulative Voting. Holders of common stock shall not be entitled to cumulate their votes for the election of directors or any other matters.

Broker Non-Votes. Brokers that are members of certain securities exchanges and that hold shares of our common stock in street name on behalf of beneficial owners have authority to vote on certain items when they have not received instructions from beneficial owners. Under the applicable rules governing such brokers, the proposal to ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm is considered a “discretionary” item. This means that brokers may vote using their discretion on this proposal on behalf of beneficial owners who have not furnished voting instructions. In contrast, certain items are considered “non-discretionary”, and a “broker non-vote” occurs when brokers do not receive voting instructions from beneficial owners with respect to such items because the brokers are not entitled to vote such uninstructed shares. The proposals to elect directors, say-on-pay and say-on-frequency are each considered “non-discretionary”, which means that brokers cannot vote your uninstructed shares when they do not receive voting instructions from you.

If your shares are held of record by a bank, broker, or other nominee, we urge you to give instructions to your bank, broker, or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

Quorum. A majority of the shares of common stock outstanding on the record date, represented in person or by proxy, will constitute a quorum at the Annual Meeting. As of November 13, 2019 we had 10,253,545 shares of common stock outstanding. The number of shares required to be represented in person or by proxy at the Annual Meeting to constitute a quorum is 5,126,773. Your shares are counted as present if you attend the Annual Meeting and vote in person or if you properly return a proxy over the Internet, by telephone or by mail. Abstentions and broker non-votes will be counted for purposes of establishing a quorum. If a quorum is not present at the Annual Meeting, the Annual Meeting may be adjourned from time to time until a quorum is present.

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How can I revoke my proxy? You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions:

(1)	giving timely written notice of the revocation to our Chief Financial Officer,

(2)	executing and delivering a proxy card with a later date, or

(3)	voting in person at the meeting.

How would my proxy be voted on other matters? The persons named on the proxy card will have discretionary authority to vote on business other than Proposals 1-4 that properly come before the Annual Meeting.

IMPORTANT

Please promptly vote and submit your proxy by signing, dating and returning the enclosed proxy card in the postage-prepaid return envelope so that your shares can be voted. This will not limit your rights to attend or vote at the 2019 Annual Meeting.

Proposal 1: Election of Directors

Under our bylaws, the Board consists of no less than five members, as determined by the Board or the stockholders from time to time. As of the date hereof, the Board consists of six members. Each director is elected annually to serve for a one-year term and until his successor is duly elected and qualified or until his death, resignation, removal, or disqualification. All nominees presently serve as directors. There are no family relationships among any of our directors or officers. We intend that the proxy holders will vote properly returned proxies to elect the six nominees listed below as directors, unless the authority to vote is withheld.

The names of the nominees for election to the Board and biographical information follow:

Michael D. Pruitt	Age: 57	Chairman, President and CEO since June 2005

Michael Pruitt founded Avenel Financial Group, a boutique financial services firm concentrating on emerging technology company investments, in 1999. In 2001, he formed Avenel Ventures, a technology investment and private venture capital firm. In February 2005, Mr. Pruitt formed Chanticleer Holdings, Inc., which commenced operations in June 2005 with him as Chairman of the Board of Directors and President, roles he continues to serve today. In January 2011, Mr. Pruitt became a director of the board of Hooters of America, LLC. Mr. Pruitt received a Bachelor of Arts degree from Coastal Carolina University in Conway, South Carolina, where he sits on the Board of Visitors of the E. Craig Wall Sr. College of Business Administration, the Coastal Education Foundation Board, and the Athletic Committee of the Board of Trustees.

Keith J. Johnson	Age: 60	Board Member since November 2007

Keith Johnson is the Chief Financial Officer of Watertech Equipment & Sales. He served as the Manager of Business Development for Hudson Technologies from November 2012 through September 2013. From August 2010 through November 2012, Mr. Johnson was President of Efficiency Technologies, Inc., the wholly owned operating subsidiary of Efftec International, Inc. He was the President and Chief Executive Officer of YRT² (Your Residential Technology Team) in Charlotte, North Carolina, since 2004. Mr. Johnson has a BS in accounting from Fairfield University in Fairfield, Connecticut. Mr. Johnson has served on our Board of Directors since April 2007 and currently is the chair of our Audit Committee and a member of our Compensation Committee. Mr. Johnson was asked to serve as director based in part on his financial expertise and general proven success in business.

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Neil G. Kiefer	Age: 66	Board Member since January 2017

Neil Kiefer is the Chief Executive Officer of Hooters Management Corporation, Hooters, Inc., and all its affiliated companies, a position he has held since May 1992. In 1994 Mr. Kiefer was appointed to the boards of those entities, and he continues to serve on those boards. He was also Chief Executive Officer of the Hooters Casino Hotel in Las Vegas, Nevada from 2006 – 2012. Mr. Kiefer received his bachelor’s degree from Bethany College in Bethany, West Virginia and received his law degree from Hofstra University in Hempstead, New York. He was admitted to the Florida Bar in 1979. Mr. Kiefer has served on our board since January 2017 and is a member of the Compensation Committee. He was asked to serve as director based in part on his extensive knowledge of the fast-casual dining industry, board membership experience, and overall business acumen.

Russell J. Page	Age: 75	Board Member since January 2013

Russell Page is a Senior Vice President of Business Development with Paragon Bank. He is a 35-year investor relations executive and is the founder and principal of Rusty Page & Company, a unique equity marketing and investor relations consulting firm. He sat on the Board of Directors of The Diamond Hill Financial Trends Fund until 2013. Mr. Page previously served as Senior Managing Director of The NASDAQ Stock Market, as well as Senior Vice President and Equity Marketing Executive for NationsBank Corporation, the predecessor of Bank of America. Mr. Page has served on our Board of Directors since January 2013 and currently is a member of our Audit Committee. Mr. Page was asked to serve as a director based in part on his significant investor relations knowledge, board membership experience, and familiarity with The NASDAQ Stock Market.

Frederick L. Glick	Age: 54	Board Member since May 2019

Mr. Glick has been President of Chanticleer since November 2018. Mr. Glick was the Vice President of Brewery Restaurants for the Karl Strauss Brewing Company brand in San Diego, California from 2013 to the present. Prior, from 2008 to 2013, Mr. Glick was the VP of Operations for Phil’s BBQ in San Diego, California. From 1991 to 2008, Mr. Glick was the President, CEO, Operating Partner of Hootwine, Inc., a Hooters franchise, in Oceanside, California.

Mr. Glick graduated with a B.S. in Business Administration from Lehigh University in 1986. Each year, Mr. Glick volunteers with local service and charitable organizations and serves on the state board of directors of the California Restaurant Association and CRAF (California Restaurant Association Foundation).

J. Eric Wagoner	Age: 68	Board Member since March 2018

Eric Wagoner served as a Managing Director and Head of the High-Yield & Distressed Securities division of Source Capital Group from 1995 until 2018. Mr. Wagoner has more than 35 years of investment securities experience and has developed specialized expertise in high yield and distressed debt instruments. He has served on a variety of creditor committees for high profile commercial bankruptcies. He serves as a member of the board of directors of Argus Research Group, a leading independent equity research firm.

Mr. Wagoner is a graduate of the University of North Carolina with a BA in psychology and received his MBA from the Babcock Graduate School of Management at Wake Forest University. Mr. Wagoner holds NASD Series 7, 24 and 63 licenses. He serves on the Compensation Committee. Mr. Wagoner was asked to serve as a director based on his considerable securities knowledge and overall business acumen.

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CORPORATE GOVERNANCE

Board Purpose and Responsibilities

The business of Chanticleer is managed under the direction of its Board. The Board represents and acts on behalf of all stockholders and the company. The Board is responsible for establishing and helping the company achieve its business objectives through oversight, review, and counsel. The Board’s responsibilities include, among other things:

●	Approving and monitoring critical business and financial strategies;

●	Accessing major risks facing the company and options for mitigation;

●	Approving and monitoring major corporate actions;

●	Overseeing processes designed to ensure the company and its employees’ compliance with applicable laws and regulations and the company’s Code of Ethics;

●	Overseeing processes designed to ensure the accuracy and completeness of the company’s financial statements;

●	Monitoring the effectiveness of our internal controls;

●	Selecting, evaluating, and setting proper compensation for the chief executive officer and other executive officers upon the recommendation of the Compensation Committee; and

●	Reviewing the recommendations of management for, and electing, our executive officers.

Director Independence

In accordance with the listing standards of The NASDAQ Stock Market LLC (“NASDAQ”), the Board must consist of a majority of independent directors. The Board performed a review to determine the independence of its members and made a subjective determination as to each of these independent directors that no transactions, relationships, or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board considered several factors including the purchase or sales of goods and/or services between the company and an entity with which a director is affiliated, and reviewed information provided by the directors and our management with regard to each director’s business and personal activities as they may relate to us and our management. As a result of this review, the Board determined that Messrs. Johnson, Kiefer, Wagoner and Page are “independent directors” as defined under NASDAQ rules.

Audit Committee

We have a separately designated standing audit committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is currently made up of Messrs. Johnson (Chairman), Wagoner, and Page. The Board has determined that Mr. Johnson meets the requirements of an audit committee financial expert and he serves as Chairman of the Audit Committee. All members are independent pursuant to applicable SEC rules and regulations and NASDAQ listing standards. The Audit Committee met 4 times in 2018. The Audit Committee is governed by a written charter approved by the Board, which is available on our website at www.chanticleerholdings.com under “Investor Relations – Governance Documents”.

The primary responsibility of the Audit Committee is to oversee our financial reporting process on behalf of the Board and report the result of its activities to the Board. Such responsibilities include, but are not limited to, the selection and, if necessary, the replacement of our independent auditors and review and discussion with such independent auditors of (i) the overall scope and plans for the audit, (ii) the adequacy and effectiveness of the accounting and financial controls, including our system to monitor and manage business risks, and legal and ethical programs, and (iii) the results of the annual audit, including the financial statements to be included in our Annual Report on Form 10-K (“Annual Report”).

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Report of Audit Committee

The Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of our accounting, auditing, and financial reporting practices. In performing its oversight responsibilities regarding the audit process, the Audit Committee:

●	Reviewed and discussed the audited financial statements with management;

●	Discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and

●	Received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to in these three items, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the SEC.

Members of the Audit Committee

Keith Johnson (Chairman)
Russell Page
Eric Wagoner

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Compensation Committee

We have a separately-designated standing Compensation Committee, established in accordance with SEC rules and regulations and NASDAQ listing standards, which is currently made up of Messrs. Johnson, Kiefer, and Page. The Board designates which directors will serve as the members of the Compensation Committee. All members are independent pursuant to applicable SEC rules and regulations and NASDAQ listing standards. Also, the Board has determined that each such member meets the requirements of a “non-employee director” under Rule 16b-3 under the Exchange Act and meets the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee met during board meetings held in 2018. The Compensation Committee is governed by a written charter approved by the Board, which is available on our website at www.chanticleerholdings.com under “Investor Relations – Governance Documents”.

The responsibilities of the Compensation Committee include overseeing the evaluation of executive officers (including the Chief Executive Officer) of the company, determining the compensation of executive officers of the company, and overseeing the management of risks associated therewith. The Compensation Committee determines and approves the Chief Executive Officer’s compensation. The Compensation Committee also administers our equity-based plans and makes recommendations to the Board with respect to actions that are subject to approval of the Board regarding such plans. The Compensation Committee also reviews and makes recommendations to the Board with respect to the compensation of directors. The Compensation Committee monitors the risks associated with our compensation policies and practices as contemplated by Item 402(s) of Regulation S-K. In setting 2018 compensation, the Compensation Committee did not retain a compensation consultant.

Nominating Committee

We currently do not have a standing nominating committee. Board nominees are selected or recommended for the Board’s selection by independent directors constituting a majority of the Board’s independent directors in a vote in which only the independent directors participate.

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Procedures for Director Nominations

Members of the Board are expected to collectively possess a broad range of skills, industry and other knowledge and expertise, and business and other experience useful for the effective oversight of our business. The Board’s independent directors are responsible for identifying, screening, and recommending to the Board qualified candidates for membership. The Board has authority to retain and approve the compensation of search firms to be used, if any, to identify director candidates. All candidates must meet the minimum qualifications and other criteria established from time to time by the Board.

In considering possible candidates for election as a director, the Board is guided by the following principles: (a) each director should be an individual of the highest character and integrity; (b) each director should have substantial experience which is of particular relevance to the company; (c) each director should have sufficient time available to devote to the affairs of the company; and (d) each director should represent the best interests of the stockholders as a whole rather than special interest groups.

We also consider a candidate’s (a) economic, technical, scientific, academic, financial, and other expertise, skills, knowledge and achievements useful to the oversight of our business; (b) ability to be found suitable by all regulatory agencies; (c) diversity of viewpoints, background, and experience; and (d) ability to join with the other Board members in building a Board that is effective, collegial, and responsive to our needs as well as those of our stockholders.

The Board’s independent directors will consider stockholder recommendations from Board members, stockholders, and third parties for candidates for the Board using the same criteria described above. Once candidates have been identified, the Board’s independent directors will determine whether such candidates meet the minimum qualifications for director nominees established in the charter and under applicable laws, rules, or regulations and make a recommendation to the full Board. The full Board, taking into consideration the recommendations of the Board’s independent directors, is responsible for selecting the nominees for director and for appointing directors to fill vacancies.

Stockholders may submit nominees for our consideration. See “Proposals for 2020 Annual Meeting”. No candidates for director nominations were submitted to the Board by any stockholder in connection with the 2019 Annual Meeting.

Code of Ethics

The Board adopted a Code of Ethics for all officers or persons performing similar functions, which was effective May 23, 2005 and was filed as Exhibit 14 to our Annual Report on Form 10-K/A dated December 31, 2007. The Code of Ethics and other governance documents require that Chanticleer’s executive officers affirmatively agree to:

●	Engage in honest and ethical conduct;
●	Avoid conflicts of interest;
●	Take all reasonable measures to protect the confidentiality of non-public information about Chanticleer and its investors;
●	Produce full, accurate, timely and understandable disclosure in reports filed by the SEC;
●	Comply with any applicable governmental laws, regulations; and
●	Report any possible violation of the Code to our chief financial officer.

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A copy of the Code of Ethics is available on our website at www.chanticleerholdings.com under “Investor Relations – Governance Documents” and will be furnished to any stockholder without charge upon written request. Such requests should be sent to Secretary, Chanticleer Holdings, Inc., 7621 Little Avenue, Suite 414, Charlotte, NC 28226. If the company amends or waives the Code of Ethics with respect to the Chief Executive officer, Chief Financial Officer, or Chief Accounting Officer, it will describe the amendment or waiver in a Form 8-K to be filed with the SEC under applicable regulations.

Board Leadership Structure

The Board believes that the company and its stockholders have been and will continue to be well served by having the company’s Chief Executive Officer serve as Chairman of the Board. Mr. Pruitt has led our strategic planning and our acquisition strategy as well as our operational integration and execution strategy. The Board believes that the current leadership of the Board, when combined with the other elements of our corporate governance structure, strikes an appropriate balance between strong and consistent leadership and independent oversight of the company’s business and affairs.

The Board is composed of a majority of independent directors. Our Audit Committee and Compensation Committee are each composed solely of independent directors. The company’s independent directors bring experience, oversight and expertise from outside the company, while the Chief Executive Officer brings industry, competitive and company-specific experience and expertise. The Board believes the combined role of Chairman and Chief Executive Officer promotes unified leadership and direction for the company, which allows for a single, clear focus for management to execute the company’s strategy and business plans. Notwithstanding the above, the Board recognizes that, in the future, circumstances may necessitate that the roles of Chairman and Chief Executive Officer be separated, and, therefore, the Board retains the authority to separate the roles if it were to determine that such a division might be appropriate in the future.

One of the key responsibilities of the Board is to assist management in developing strategic direction and then holding management accountable for the execution of strategy once it is developed. The Board believes, at this time, the combined role of Chairman and Chief Executive Officer, together with the independent directors, is in the best interest of stockholders because it provides the appropriate balance between strategy development and independent oversight of management.

While the Board has not formally appointed a lead independent director, the Board believes that the current composition of the Board and the functioning of the independent directors effectively maintain independent oversight of the company’s management. Four out of Six of the company’s directors are independent, and the chair and members of each of the company’s Audit Committee and Compensation Committee are independent directors. As a result, independent directors oversee all significant matters affecting the company, including the company’s financial statements, executive compensation matters, the nomination and assessment of directors, and the risk management practices. Independent directors meet in regular executive sessions not attended by the non-independent director and management in conjunction with each regular Board meeting and as they otherwise deem appropriate. At each executive session, the respective chair of the Board Committee relating to the specific matter discussed by the independent directors leads the discussion.

Executive Sessions of Non-Management and Independent Directors

Following each executive session, the independent directors report the results of the discussions to the full Board, as appropriate. These discussions are led by the appropriate Committee chair. Additional executive sessions may be convened at any time at the request of an independent director, and, in such event, the independent director chairperson of the most closely associated Committee to the discussed topic leads the discussion and the report to the full Board. During executive sessions directors also discuss and propose matters to be included in the agenda for future Board meetings.

Risk Oversight

It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks that we face. The Board has oversight responsibility of the processes established to report and monitor systems for material risks that apply to us and oversees the appropriate allocation of responsibility for risk oversight among the committees of the Board. The Audit Committee periodically reviews enterprise-wide risk management, which focuses primarily on financial and accounting, legal and compliance, and other risk management functions. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The full Board considers strategic risks and opportunities and regularly receives reports from the committees regarding risk oversight in their areas of responsibility.

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Meeting Attendance

All directors attended at least 75% of the Board and assigned committee meetings during the fiscal year ended December 31, 2018. During fiscal 2018, the Board held 3 meetings. It is our policy to encourage all of our directors to attend our Annual Meeting of stockholders. One of our directors attended the 2018 Annual Meeting of stockholders.

Communications with Directors

Any stockholder desiring to contact the Board, or any specific director(s), may send written communications to Board (Attention: (Name(s) of director(s), as applicable)), c/o Chief Financial Officer, Chanticleer Holdings, Inc., 7621 Little Avenue, Suite 414, Charlotte, NC 28226. Any communication so received will be processed by and conveyed to the member(s) of the Board named in the communication or to the Board.

Procedures for Reporting Complaints about Accounting and Auditing Matters

If an employee or other interested third party believes that the company or any of its directors, officers, employees, or agents has engaged in fraudulent or otherwise illegal or inappropriate acts relating to the company’s accounting, internal accounting controls, or auditing matters, that person should report the potential violation to the Chair of the Audit Committee of the company by referring all complaints to AuditChair@chanticleerholdings.com in accordance with the guidelines in the Whistleblower Policy, which is available on our website at www.chanticleerholdings.com under “Investor Relations – Governance Documents”. After reviewing the complaint, the Chair of the Audit Committee will use his reasonable judgment to determine whether enough evidence exists to begin a formal investigation. The Chair of the Audit Committee shall communicate his decision to the person who made the complaint (unless it was made anonymously), the full Audit Committee and Board of Directors, and members of management when appropriate. If the Chair of the Audit Committee determines that a formal investigation should be made, the full Audit Committee shall review all the facts and evidence then existing and make a determination as to whether a formal investigation should proceed. If the full Audit Committee decides that a formal investigation is appropriate, then the Chair of the Audit Committee shall oversee and conduct the formal investigation. The Chair of the Audit Committee shall regularly report his progress to the full Audit Committee and shall make a final report to the Audit Committee and the Board of Directors when the investigation is completed. The Chair of the Audit Committee may retain outside counsel or other advisors if he deems it necessary to carry out the investigation. After the formal investigation, the Audit Committee shall determine what corrective action, if any, is appropriate. The Audit Committee shall, when appropriate, inform company management of a violation so that management may take the appropriate or required corrective action, including reporting the violation to the appropriate governmental authorities.

DIRECTOR COMPENSATION

The following table reflects compensation earned for services performed in 2018 by our non-employee directors. A director who is a company employee, such as Mr. Pruitt, does not receive any compensation for service as a director. The compensation received by Mr. Pruitt as an employee of the company is shown in the Summary Compensation Table.

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Director Compensation Table

The following table reflects compensation earned for services performed in 2018 by members of our Board who were not company employees. A director who is a company employee, such as Mr. Pruitt, does not receive any compensation for service as a director. The compensation received by Mr. Pruitt as an employee of the company is shown above in the Summary Compensation Table. We reimburse all directors for expenses incurred in their capacity as directors.

Name	Director Fees Earned or Paid in Cash (1)	Stock Awards	Option Awards	Total
Keith J. Johnson	$28,000	-	-	$28,000

Neil G. Kiefer	$28,000	-	-	$28,000

David P. Osborn (2)	$16,333	-	-	$16,333

Russell J. Page	$28,000	-	-	$28,000

Larry S. Spitcaufsky (3)	$28,000	-	-	$28,000

J. Eric Wagoner (4)	$21,000	-	-	$21,000

(1)	Director fees earned in 2018 are accrued and unpaid; these fees will be paid in 2019.
(2)	Mr. Osborn was appointed to the board in May 2018 and resigned on September 5, 2019.
(3) (4)	Mr. Spitcaufsky resigned August 21, 2019. Mr. Wagoner was appointed to the board in March 2018.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” the ELECTION
OF THE NOMINEES LISTED ABOVE.

EXECUTIVE OFFICERS

The following section sets forth the names, ages, and current positions with the company held by the executive officers and significant employees as of December 31, 2018, together with the year such positions were assumed. There is no immediate family relationship between or among any of the executive officers or significant employees, and the company is not aware of any arrangement or understanding between any executive officer and any other person pursuant to which he was elected to his current position.

Executive Officers

Name	Age	Position

Michael D. Pruitt	58	Chairman and Chief Executive Officer

Patrick Harkleroad	47	Chief Financial Officer

Troy M. Shadoin	37	Chief Accounting Officer

Frederick L. Glick	54	President

Richard Adams	55	President and Chief Operating Officer of American Roadside Burgers (“ARB”)

Information regarding Michael D. Pruitt and Frederick L. Glick is included with the director profiles above.

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Patrick Harkleroad

Mr. Harkleroad was appointed to serve as Chief Financial Officer effective January 21, 2019. From March 2018 to the present, Mr. Harkleroad built and led the financial consulting division of Sherpa, LLC, a recruiting and staffing company. Prior, from March 2017 to February 2018, Mr. Harkleroad was a financial consultant with the Business Enhancement Group of Carolina Financial Group (“CFG”), which provides financial and operational consulting to its portfolio and client companies. During his tenure at CFG, he served as the Chief Financial Officer for one of CFG’s portfolio companies, Trinity Frozen Foods, LLC (“Trinity”). At Trinity, Mr. Harkleroad oversaw all financial and accounting functions and was integral in bringing operational best practices to the company. Prior to his position at CFG, from January 2006 to January 2017, Mr. Harkleroad served as Chief Financial Officer of Retail Credit & Capital Corporation, Inc., dba Landmark Leisure Group in Charlotte, NC, a development company that created, owned, and operated original restaurant and pub concepts, including Blackfinn Ameripub, Vida Mexican Kitchen, and Strike City Lanes.

Troy M. Shadoin

Mr. Shadoin was appointed to serve as Chief Accounting Officer effective January 2, 2019. From September 2017 to December 2018, Mr. Shadoin was Corporate Controller for Air T, Inc. (Nasdaq: AIRT) where he was responsible for financial reporting and accounting for the consolidated group of companies. Prior to his role at Air T, Inc., from August 2005 to September 2017, he held positions of Staff Accountant, Senior Accountant, Audit Manager and Senior Manager at Cherry Bekaert LLP. Mr. Shadoin received an undergraduate degree in Business Administration from the University of North Carolina at Chapel Hill in 2004 and a Master of Accounting from North Carolina State University in 2005. He has been a member of North Carolina Association of Certified Public Accountants since 2006.

Richard Adams

Mr. Adams has more than 35 years of restaurant experience starting at the age of 16 scrubbing sidewalks for Carl’s Jr Restaurants. There, he worked his way through the ranks where he ultimately served as Regional Vice President. After 21 years with CKE, Mr. Adams moved to Louisiana where he became the Area Vice President for a Burger King Franchisee and led 100 restaurants. Mr. Adams joined Bojangles’ Restaurants in Charlotte, North Carolina and served for 10 years in different capacities, including Director of Training, and Vice President of Franchise Operations. In his five years as Bojangles’ Regional Vice President of Company Operations he led the company’s core market in Charlotte. Mr. Adams joined Chanticleer’s subsidiary, American Roadside Burgers, in November of 2013 as the President and Chief Operating Officer, and will continue to serve in these roles through 2019.

EXECUTIVE COMPENSATION

Overview

The Compensation Committee sets the compensation of our executive officers. Our objectives with respect to compensation of our executive officers are to: (1) link executive compensation to our business strategy execution and performance; (2) offer compensation designed to attract, retain, and reward key executive officers; and (3) offer salary, cash bonus, and incentive compensation pay opportunities that are competitive in the marketplace, recognize achievement of our business strategy objectives, and align the long-term interests of executive officers with those of our stockholders. The primary objectives that we consider are market penetration of product, revenue growth, and analysis of our financial performance as compared to our internal plans and projected forecasts.

The material elements of our compensation program for our Named Executive Officers are annual cash compensation and long-term incentive compensation. Our Named Executive Officers are eligible to participate in our health and welfare benefit plans generally available to our other employees.

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Annual Cash Compensation

The annual base salaries of our executive officers and adjustments to executive officers’ base salaries are generally based upon a subjective evaluation of the individual executive officer’s performance by the Compensation Committee. The Compensation Committee’s evaluation is based upon non-quantitative factors such as the current responsibilities of each executive officer, the compensation of similarly situated executive officers at comparable companies, the performance of each executive officer during the prior calendar year, our performance during the prior calendar year, and the recommendations submitted to the Compensation Committee. Please see the “Salary” column in the 2018 Summary Compensation Table below for the base salary amounts received by each Named Executive Officer in 2018.

At its discretion, the Compensation Committee may also recommend that cash bonuses be paid to our executive officers. The Compensation Committee did not recommend cash bonuses for any of the Named Executive Officers in 2018.

Long-Term Equity Compensation

The Chanticleer Holdings, Inc. 2014 Stock Incentive Plan (the “2014 Plan”), which was approved by our stockholders on January 31, 2014 and became effective on February 2, 2014, was established to encourage and enable selected employees, directors, and independent contractors of the company and its affiliates to acquire or increase their holdings of our common stock and other equity-based interests in the company in order to promote a closer identification of their interests with those of the company and our stockholders and to provide flexibility to the company in its ability to motivate, attract, and retain the services of participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends. The 2014 Plan’s purpose will be carried out by the granting of awards to selected participants. The types of awards authorized under the 2014 Plan include: options in the form of incentive options and/or nonqualified options; SARs in the form of freestanding Stock Appreciation Rights (“SARs”) and/or related SARs; restricted awards in the form of restricted stock awards and restricted stock units; performance awards in the form of performance shares and performance units; phantom stock awards; other stock-based awards; and dividend equivalent awards.

Compliance With Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the corporate tax deduction to $1 million for compensation paid to certain executives of public companies. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the Board committee that establishes the goals consists only of “outside directors”. Additionally, stock options will qualify for the performance-based exception where, among other requirements, the exercise price of the stock option is not less than the fair market value of the stock on the date of grant, and the plan includes a per-executive limitation on the number of shares for which stock options may be granted during a specified period. All members of the Compensation Committee qualify as outside directors within the meaning and as defined by Section 162(m) and the regulations thereunder. Historically, the combined salary and bonus of each of our executive officers has been below this $1 million limit. The Compensation Committee’s present intention is to grant future compensation that does not exceed the limitations of Code Section 162(m).

Summary Compensation Table

The Compensation Committee of the Board deliberates executive compensation matters to the extent they are not delegated to the company’s Chief Executive Officer.

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Summary Compensation Table

The following table shows the compensation of the company’s Chief Executive Officer and the next most highly paid executive officers whose compensation exceeded $100,000 (together, the “Named Executive Officers”) for the years ended December 31, 2018 and 2017.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	All Other Compensation	Total
Michael D. Pruitt (1)	2018	$290,522	-	-	-	$290,522
Chief Executive Officer	2017	$299,717	-	-	-	$299,717

Richard Adams	2018	$257,553	-	-	-	$257,553
President and Chief Operating Officer of ARB	2017	$267,458	-	-	-	$267,458

Mark Roberson (2)	2018	$194,734	-	-	-	$194,734
Former Chief Operating Officer	2017	$222,553	-	-	-	$222,553

Eric Lederer (3)	2018	$115,163	-	-	-	$115,163
Former Chief Financial Officer	2017	$115,163	-	-	-	$115,163

(1)	Mr. Pruitt sits on the Hooters of America, LLC board of directors. The company receives annual payments of $100,000 from Hooters of America, LLC while Mr. Pruitt serves on its board.
(2)	Mr. Roberson resigned in November 2018.
(3)	Mr. Lederer resigned in February 2019.

Narrative to Summary Compensation Table

Employment Agreements

Michael D. Pruitt and Troy Shadoin do not have employment agreements with Chanticleer.

On November 16, 2018, Chanticleer entered into an at-will employment agreement with Frederick Glick to serve as President of Chanticleer, effective immediately, continuing until December 2020 and renewing automatically for additional one year terms unless terminated by either Chanticleer or Mr. Glick with or without notice, and with or without cause, pursuant to the terms of the agreement. Pursuant to the agreement, Mr. Glick receives a base salary at the rate of $250,000 per year and 10,000 restricted stock units pursuant to the Chanticleer Holdings Inc. 2014 Stock Incentive Plan (“Plan”) that vest in full immediately. Mr. Glick was also granted additional equity awards pursuant to the Plan consisting of (1) 20,000 restricted stock units (2) 10,000 5-year Incentive Stock Options with an exercise price of $3.50 and (3) 10,000 5-year Incentive Stock Options with an exercise price of $4.50 ((1), (2) and (3) referred to herein as the “Equity Awards”). The Equity Awards vest in eight quarterly installments on the first day of each fiscal quarter during Mr. Glick’s continued employment with the company commencing January 1, 2019 and are subject to the terms of the Plan. Each award further is subject to its respective award agreement. The agreement provides for full acceleration of equity grants triggered by a “change of control”, as defined in the agreement and contains confidentiality, invention assignment and non-solicitation covenants.

On January 7, 2019, Chanticleer entered into an at-will employment agreement with Mr. Harkleroad to serve as Chief Financial Officer of Chanticleer, commencing January 21, 2019, continuing until December 31, 2020 and renewing automatically for additional one year terms unless terminated by either Chanticleer or Mr. Harkleroad with or without notice, and with or without cause, pursuant to the terms of the agreement. Pursuant to the agreement, Mr. Harkleroad receives a base salary at the rate of $155,000. Mr. Harkleroad was grantedrequity awards pursuant to the company’s equity incentive plan in effect consisting of (1) 5,000 5-year Incentive Stock Options with an exercise price of $3.50 and (2) 5,000 5-year Incentive Stock Options with an exercise price of $4.50. The equity awards vest in eight quarterly installments on the first day of each fiscal quarter during Executive’s continued employment with the company commencing March 1, 2019 and are subject to the terms of the plan. The agreement contains confidentiality, invention assignment and non-solicitation covenants. Mr. Harkleroad will also be entitled to participate in customary benefits that the company offers to its executive officers.

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Mr. Adams is employed pursuant to an employment agreement with American Roadside Burgers, Inc., a wholly owned subsidiary of Chanticleer Holdings, Inc. His employment agreement was effective October 28, 2013 for an initial two-year term. The employment agreement automatically renewed October 28, 2015 for a one-year term and again on October 1, 2016 for a two-year term. Pursuant to this agreement, Mr. Adams is entitled to receive a base salary and restricted stock units at the execution of the agreement. These restricted stock units vest 50% at January 1, 2018 and 50% at January 2019. In the event we terminate Mr. Adams’ employment involuntarily or if he voluntarily terminates his employment as a result of, and within 12 months of, a Change of Control of the company (as defined in the employment agreement) he is entitled to severance in the form of continuation of his base salary for 12 months. In addition, he is entitled to a lump sum payment equivalent to the total amount of health care premiums paid by the company on his behalf over the 12 months’ preceding the termination for use in paying for continuing healthcare benefits afforded through COBRA. If he is terminated for cause or if he voluntarily terminates his employment with us for any reason other than as related to a Change in Control of the company, he would not receive severance pay or any such other compensation. In addition, Mr. Adams is also subject to customary restrictive non-competition and non-solicitation covenants.

Outstanding Equity Awards at Fiscal Year-End Table

The following table reflects information concerning unexercised options, stock that has not vested, and equity incentive plan awards for each Named Executive Officer outstanding as of the end of December 31, 2018.

Name	Option Awards					Stock Awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Michael D. Pruitt	-	-	-	-	-	-	-	-	-

Richard Adams	-	-	-	-	-	-	-	7,500	(1)

Mark Roberson	-	-	-	-	-	-	-	-	-

Eric Lederer	-	-	-	-	-	-	-	-	-

(1)	Restricted stock award units do not have an exercise price and therefore are not included in the calculation of the weighted-average exercise price.

Policies and Procedures for Review and Approval of Related Person Transactions

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship between the company and one of our executive officers, directors, director nominees or 5% or greater stockholders (or their immediate family members), each of whom we refer to as a “related party”, in which such related party has a direct or indirect material interest.

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The Audit Committee reviews related party transactions prior to the transactions. In evaluating related party transactions, the Audit Committee considers all factors it deems appropriate, including, without limitation, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related party’s interest in the transaction, and whether products or services of a similar nature, quantity, or quality are readily available from alternative sources. Any related party transactions that are ongoing in nature will be reviewed annually at a minimum.

Our Audit Committee is responsible for reviewing and approving all related party transactions for potential conflict of interest situations. A related party transaction refers to transactions required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC.

Related Person Transactions

Due to Related Parties

The company has received non-interest-bearing loans and advances from related parties. The amounts owed by the company as of December 31, 2018 and 2017 are as follows:

	December 31, 2018	December 31, 2017

Chanticleer Investors, LLC	$185,726	$191,850
Total	$185,726	$191,850

The amount from Chanticleer Investors, LLC is related to cash distributions received from Chanticleer Investors, LLC’s interest in Hooters of America which is payable to the company’s co-investors in that investment.

Transactions with Board Members

Larry S. Spitcaufsky, a significant shareholder and member of the company’s Board of Directors, is also a lender to the company for $2 million of the company’s $6 million in secured debentures. The company made payments of interest to Mr. Spitcaufsky of $84,000 and $66,222 for the years ended December 31, 2018 and 2017, respectively, as required under the secured debentures.

The company has also entered into a franchise agreement with entities controlled by Mr. Spitcaufsky providing him with the franchise rights for Little Big Burger in the San Diego area and an option for southern California. The company received franchise fees totaling $60,000 under this arrangement during 2017. The company received royalties of $9,178 and $0 from the Little Big Burger franchises controlled by Mr. Spitcaufsky in 2018 and 2017, respectively. Subsequent to December 31, 2018, Mr. Spitcaufsky closed both of his franchised Little Big Burger restaurants in 2019.

In connection with the Securities Purchase Agreement with the company dated May 3, 2018, Mr. Spitcaufsky subscribed for 70,000 shares of the company’s common stock and received an equal number of warrants to purchase shares of common stock. Michael D. Pruitt, the company’s Chairman and Chief Executive Officer also participated in the offering.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information with respect to securities authorized for issuance under all the company’s equity compensation plans as of December 31, 2018.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column(a))

Equity compensation plan approved by security holders	174,536	-	188,699

Equity compensation plan not approved by security holders	-	-	-

As of December 31, 2018, the company had issued 109,536 restricted and unrestricted shares on a cumulative basis under the company’s equity compensation plan pursuant to compensatory arrangements with employees, board members and outside consultants. In connection with his executive employment agreement with the company dated November 16, 2018, the company granted to Frederick L. Glick, the company’s President, 30,000 restricted stock units, 10,000 5-year incentive stock options at an exercise price of $3.50, and 10,000 5-year incentive stock options at an exercise price of $4.50. As of December 31, 2018, approximately 188,699 shares remained available for grant in the future.

Proposal 2: Approval, ON An ADVISORY BASIS, of the Compensation of Our Named

Executive Officers, Say-ON-PAY

As required by Section 14A of the Exchange Act, we are asking our stockholders to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers as disclosed in accordance with the SEC’s rules in the “Executive Compensation” section of this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific Named Executive Officer but rather the overall compensation of all of our Named Executive Officers and the philosophy, policies, and practices described in this Proxy Statement. The say-on-pay vote is advisory and, therefore, not binding on the company, the Compensation Committee, or our Board of Directors. Notwithstanding the advisory nature of this Proposal No. 2, the say-on-pay resolution will be deemed approved and passed on an advisory basis with the affirmative vote of a majority of the votes present and entitled to vote at the Annual Meeting. The say-on-pay vote will provide information to us regarding investor sentiment about our executive compensation philosophy, policies, and practices that the Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Board and our Compensation Committee value the opinion of our stockholders and to the extent this Proposal No. 2 does receive the affirmative vote of a majority of the votes present and entitled to vote, the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Our objectives with respect to compensation of our executive officers are to: (1) link executive compensation to our business strategy execution and performance; (2) offer compensation designed to attract, retain, and reward key executive officers; and (3) offer salary, cash bonus, and incentive compensation pay opportunities that are competitive in the marketplace, recognize achievement of our business strategy objectives, and align the long-term interests of executive officers with those of our stockholders. We believe that the information provided within the Executive Compensation section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation.

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Additionally, the 2014 Plan, pursuant to which the Named Executive Officers may be granted equity awards, includes a number of features that the Board believes reflect responsible compensation and governance practices and promote the interests of stockholders, including the following best practices:

●	Prudent Change of Control Provisions. The 2014 Plan includes prudent “change of control” triggers such as requiring a change in beneficial ownership of 51% or more of our voting stock or consummation (rather than stockholder approval) of a significant merger or other transaction in order for a “change of control” to be deemed to have occurred. In addition, the 2014 Plan generally provides that awards will vest upon a change of control (i) only if awards are not assumed, substituted or continued and (ii) even if such awards are assumed, substituted or continued, a participant’s employment is terminated without cause or for good reason within specified time periods related to the change of control.

●	No Stock Option or Stock Appreciation Right (“SAR”) Repricing Without Stockholder Approval. The 2014 Plan prohibits the repricing of stock options or SARs without the approval of stockholders. This 2014 Plan provision applies to (i) direct repricing (lowering the exercise price of an option or the base price of an SAR), (ii) indirect repricing (exchanging an outstanding option or SAR that is underwater in exchange for cash, for options or SARs with an option price or base price less than that applicable to the original option or SAR, or for another equity award), and (iii) any other action that would be treated as a repricing under applicable stock exchange rules (subject to anti-dilution adjustments).

●	Forfeiture and Recoupment. The 2014 Plan authorizes the Compensation Committee or the Board to require forfeiture and/or recoupment of plan benefits if a participant engages in certain types of detrimental conduct and to require that a participant be subject to any compensation recovery policy or similar policies that may apply to the participant or be imposed under applicable laws.

●	Efficient Use of Equity. We are committed to the efficient use of equity awards and are mindful of ensuring that our equity compensation program does not overly dilute our existing stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To our knowledge, the following table sets forth information with respect to beneficial ownership of outstanding common stock as of October 31, 2019 by:

●	each person known by the company to beneficially own more than 5% of the outstanding shares of the common stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities as well as securities which the individual or group has the right to acquire within 60 days of the determination date. Unless otherwise indicated, the address for those listed below is c/o Chanticleer Holdings, Inc., 7621 Little Avenue, Suite 414, Charlotte, NC 28226. Except as indicated by footnote and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of the common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options or other convertible securities held by such persons that are exercisable within 60 days of October 31, 2019, but it excludes shares of common stock underlying options or other convertible securities held by any other person. The number of shares of common stock issued and outstanding as of October 31, 2019, was 10,073,514. Except as noted otherwise, the amounts reflected below are based upon information provided to the company and filings with the SEC.

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Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Michael D. Pruitt (1)	96,258	*
Frederick L. Glick(2)	30,000	*
Richard Adams(3)	17,246	*
Patrick Harkleroad(4)	-	*
Troy Shadoin(8)	-	*
Keith J. Johnson(5)	29,479	*
Neil G. Kiefer(6)	22,005	*
Russell J. Page(7)	28,212	*
J. Eric Wagoner(9)	14,560	*
Directors and Executive Officers as a Group (9 persons)	237,596

Significant Shareholders	Number of Shares Beneficially Owned	Percent of Class
Larry S. Spitcaufsky (10)	1,063,473	10.55%

Significant Shareholders	1,063,473	10.55%

* less than 1%

(1)	Mr. Pruitt directly holds 17,326 shares of common stock, Class A Warrants exercisable for 16,800 shares of common stock, and Class B Warrants exercisable for 16,800 shares of common stock. Mr. Pruitt’s IRA holds 4,522 shares of common stock and 340 Series 1 Preferred Warrants exercisable for 3,300 shares of common stock. Additionally, Avenel Financial Group, Inc., a corporation controlled by Mr. Pruitt, holds 30,962 shares of common stock, warrants exercisable for 1,500 shares of common stock, Class A Warrants exercisable for 2,394 shares of common stock, and Class B Warrants exercisable for 2,394 shares of common stock.
(2)	Mr. Glick holds 30,0000 restricted stock units exercisable for 30,000 shares of common stock, of which 17,500 have vested, and stock options exercisable for 20,000 shares of common stock, of which 7,500 have vested.
(3)	Mr. Adams directly holds 2,246 shares of common stock and 15,000 restricted stock units exercisable for 15,000 shares of common stock, all of which have vested.
(4)	Mr. Harkleroad holds stock options exercisable for 10,000 shares of common stock, of which 2,500 have vested.
(5)	Mr. Johnson directly holds 29,479 shares of common stock, Class A Warrants exercisable for 100 shares of common stock, and Class B Warrants exercisable for 100 shares of common stock.
(6)	Mr. Kiefer directly holds 20,005 shares of common stock and holds 2,000 shares of common stock in an IRA account.
(7)	Mr. Page directly holds 28,212 shares of common stock, Class A Warrants exercisable for 100 shares of common stock, and Class B Warrants exercisable for 100 shares of common stock.
(8)	Mr. Shadoin holds stock options exercisable for 2,800 shares of common stock, of which 2,100 have vested.
(9)	Mr. Wagoner directly holds 14,560 shares of common stock.
(10)	Mr. Spitcaufsky has sole voting and sole disruptive power for 1,020,473 shares of common stock, including the following: (1)108,993 shares of common stock and (2) warrants to purchase 830,000 shares of common stock. Mr. Spitcaufsky has share voting power and shared disruptive power for 43,000 shares of common stock, including the following: (1)20,000 shares of common stock held by the Larry S. Spitcaufsky Trust, of which Larry is the beneficiary and a co-trustee with his sister Nancy Spitcaufsky Eisner; (2) 10,000 shares of common stock held by the Larry and Tiki Spitcaufsky Marital Trust, of which Larry Spitcaufsky is a beneficiary and a co-trustee with his wife Terese Kathlene Klos Spitcaufsky; (3) 5,000 shares of common stock held by the Blake Alexander Spitcaufsky Irrevocable Trust dated June 23, 1993, of which Larry Spitcaufsky’s son, Cory Spitcaufsky, is the trustee, Larry Spitcaufsky’s son, Blake Alexander Spitcaufsky, is the beneficiary and in which Larry Spitcaufsky participates in the decision making of investments of the trust; and (4) 8,000 shares of common stock held by the Nancy Spitcaufsky Eisner Trust U/A dated 10-19-1987, of which Larry Spitcaufsky is a co-trustee with his sister Nancy Spitcaufsky Eisner, of which Nancy Spitcaufsky Eisner is the beneficiary.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10 percent of our common stock to file initial reports of ownership and changes in ownership with the SEC. Additionally, SEC regulations require that we identify any individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. To the best of our knowledge, based solely on a review of copies of the reports filed with the SEC since January 1, 2018 and on representations by certain officers and directors, all persons subject to the reporting requirements of Section 16(a) filed the reports required to be filed on a timely basis. None of our officers or directors filed a Form 5.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL 3:

Background

The Dodd-Frank Act enables our stockholders to indicate how frequently they believe we should seek an advisory vote on the compensation of our named executive officers. Stockholders have the option of recommending a frequency vote every year, every two years, or every three years or abstaining from making a recommendation.

Summary and Board Recommendation

In Proposal 3, we are asking stockholders to cast an advisory say-on-pay vote to approve the compensation that we paid in the fiscal year ended December 31, 2018 to our Named Executive Officers, as disclosed in this Proxy Statement. In accordance with Section 14A of the Exchange Act, the Board is asking stockholders in this Proposal No. 3 to cast a non-binding, advisory vote on how frequently we should have say-on-pay votes. Stockholders will be able to mark the enclosed proxy card or voting instruction form on whether to hold say-on-pay votes every one, two or three years or, alternatively, to abstain from casting such an advisory vote and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board.

After consideration of the frequency alternatives, the Board believes it is in the best interests of our stockholders to recommend that an advisory vote on compensation for our Named Executive Officers be conducted every three years. In making its determination to recommend that our stockholders vote for a frequency of every three years, the Board determined that such advisory vote on executive compensation will provide our stockholders with sufficient time to evaluate the effectiveness of our executive compensation philosophy, policies, and practices in the context of long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results; and that an advisory vote every three years will also permit our stockholders to observe and evaluate the impact of any changes in our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. This vote, like the say-on-pay vote itself, is not binding on us, our Board or our Compensation Committee. However, if a majority of votes present and entitled to vote is cast in favor of an interval other than three years, the Board and the Compensation Committee intends to evaluate the frequency with which an advisory say-on-pay vote will be submitted to stockholders in the future.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

STOCKHOLDERS VOTE “THREE YEARS” ON THE

PROPOSAL TO DETERMINE THE FREQUENCY OF SAY-ON-PAY.

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Proposal 4: Ratification of the Appointment of
Independent Registered Public Accounting Firm

The Audit Committee has appointed Cherry Bekaert LLP to audit our consolidated financial statements for fiscal 2019. A representative from Cherry Bekaert LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

Although stockholder ratification of the appointment is not required by law, we desire to solicit such ratification as a matter of good corporate governance. If the appointment of Cherry Bekaert LLP is not approved by a majority of the shares present and entitled to vote at the Annual Meeting, the Audit Committee will consider the appointment of another independent registered public accounting firm for fiscal 2019.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

Independent Registered Public Accounting Firm Fee Information

For the fiscal year ended December 31, 2018, Cherry Bekaert LLP billed the company for services rendered as the company’s independent registered principal accounting firm.

	2018	2017
Audit Fees (1)	$286,369	$283,400
Audit-Related Fees (2)	$8,870	$23,695
Tax Fees (3)	-	-
Other Fees (4)	$21,100	-
Total	$316,339	$307,095

(1)	Audit Fees. This category includes fees for (i) the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q; and (ii) services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the relevant fiscal years.
(2)	Audit-Related Fees. This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements that are not reported under the caption “Audit Fees.”
(3)	Tax Fees. There were no fees for tax services.
(4)	Other Fees. This category includes other fees for services not included above.

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The Audit Committee reviews, and in its sole discretion pre-approves, our independent registered public accounting firm’s annual engagement letter, including proposed fees and all audit and non-audit services provide by the independent registered public accounting firm. All services described above were pre-approved by our Audit Committee. The Board may not engage the independent registered public accounting firm to perform non-audit services proscribed by law or regulation.

Householding

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement or Notice of Internet Availability of Proxy Materials addressed to those stockholders. This practice, known as “householding”, is designed to reduce the volume of duplicate information and reduce printing and postage costs.

If you and others who share your mailing address own our common stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one Annual Report and Proxy Statement or Notice of Internet Availability of Proxy Materials from each company whose stock is held in such accounts. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it and a single copy of our Proxy Statement and Annual Report or Notice of Internet Availability of Proxy Materials has been sent to your address.

We will promptly deliver separate copies of our Proxy Statement and Annual Report including the financial statements and schedules, but without exhibits, or Notice of Internet Availability of Proxy Materials at the request of any stockholder who is in a household that participates in the householding of our proxy materials. The exhibits are obtainable from the company upon payment of the reasonable cost of copying such exhibits. You may send your request(s) by mail to Secretary, Chanticleer Holdings, Inc., 7621 Little Avenue, Suite 414, Charlotte, NC 28226 or by telephone at (704) 366-5122.

STOCKHOLDER ADVISORY VOTES

The current frequency of stockholder advisory vote on the compensation paid to our Named Executive Officers is annually. If a majority of votes present and entitled to vote is cast in favor of three years on the say-on-frequency proposal, the next stockholder advisory vote on the compensation paid to our Named Executive Officers will occur at the company’s 2022 annual meeting. If a majority of votes present and entitled to vote is cast in favor of an interval other than three years on the say-on-frequency proposal, the Board and the Compensation Committee intend to evaluate the frequency with which an advisory say-on-pay vote will be submitted to stockholders in the future.

The next stockholder advisory vote on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers will occur at the company’s 2025 annual meeting.

Proposals for 2020 Annual Meeting

Any stockholder desiring to present a proposal for inclusion in the Proxy Statement to be acted upon at our 2020 annual meeting of stockholders in accordance with Exchange Act Rule 14a-8 must ensure that the proposal is received by us at our principal executive office no later than July 19, 2020, which is 120 calendar days before November 18, 2020, the anniversary date of this Proxy Statement’s release to stockholders in connection with the 2019 Annual Meeting.

In addition to any other applicable requirements, for business to be properly brought before the 2019 annual meeting of stockholders by a stockholder, even if the proposal or proposed director candidate is not to be included in our proxy statement, notice must be received at our principal executive office no later than August 22, 2020 in order to be considered timely.

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Other Matters Which May be Presented for Action at the Meeting

The Board does not intend to present for action at this Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the Annual Meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

By Order of the Board of Directors,

/s/ Michael D. Pruitt
Michael D. Pruitt
Chairman, President and Chief Executive Officer
November 18, 2019

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CHANTICLEER HOLDINGS, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
DECEMBER 20, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby constitutes and appoints Michael D. Pruitt and Patrick Harkleroad, and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the 2019 Annual Meeting of Stockholders (the "Annual Meeting") of Chanticleer Holdings, Inc., a Delaware corporation, in such manner as they, or any of them, may determine on any matters which may properly come before the Annual Meeting or any adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Annual Meeting will be held at 10:00 a.m. Eastern time, on Friday, December 20, 2019 at the Company's principal executive offices, 7621 Little Avenue, Suite 414, Charlotte, North Carolina 28226, The undersigned hereby revokes any proxies previously given.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" UNDER PROPOSALS 2 AND 4 AND "3 YEARS" UNDER PROPOSAL 3. IF THIS PROXY IS NOT MARKED TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE IT WILL BE VOTED FOR ALL NOMINEES UNDER PROPOSAL 1. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

The undersigned directs that the undersigned's proxy be voted as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 1.

1. ELECTION OF DIRECTORS

[ ] For all nominees (except as marked to the contrary below)

[ ] Withhold authority to vote for all nominees listed below

Nominees: (1) Michael D. Pruitt (2) Neil C. Kiefer (3) Keith J. Johnson

(4) J. Eric Wagoner (5) Frederick L. Glick (6) Russell J. Page

(Instruction: To withhold authority to vote for any individual nominee, place a line through the nominee's name.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 2.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR "THREE YEARS" ON THIS PROPOSAL 3.

[ ] ONE YEAR [ ] TWO YEARS [ ] THREE YEARS [ ] ABSTAIN